Exhibit 10.24

FIRST AMENDMENT TO THE
SUSSER PETROLEUM PARTNERS LP
2012 LONG TERM INCENTIVE PLAN
This Amendment (the “Amendment”) to the Susser Petroleum Partners LP 2012 Long Term Incentive Plan, (the “Plan”), is hereby adopted as of November 4, 2014 by the Board of Directors (“Board”) of Sunoco GP LLC (the “Company”) as the general partner and on behalf of Sunoco LP (the “Partnership”). Terms used but not defined herein shall have the meanings given such terms in the Plan.
WHEREAS, the Partnership maintains the Plan for the purposes set forth therein; and
WHEREAS, the Board has previously approved a change in the name of the Partnership from Susser Petroleum Partners LP to Sunoco LP and the sole member of the Company has, similarly, approved a change in the name of the Company from Susser Petroleum Partners GP LLC to Sunoco GP LLC;
WHEREAS, the officers of the Company have caused the aforementioned changes in the names of the Company and the Partnership to become effective in each of their respective jurisdictions of formation and qualification as of October 27, 2014 and are now memorializing those changes in the books and records of the Company and the Partnership; and
WHEREAS, the Board now desires to amend the Plan to give full and proper effect to such name changes.
NOW, THEREFORE, effective as of the date first set forth above, the Plan is amended as follows:

1.	All references in the Plan to “Susser Petroleum Partners LP” (including in the name of the Plan) shall be, and hereby are, replaced with “Sunoco LP.”

2.	All references in the Plan to “Susser Petroleum Partners GP LLC” shall be, and hereby are, replaced with “Sunoco GP LLC.”
All other provisions of the Plan shall remain the same and in full force and effect.
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IN WITNESS WHEREOF, the undersigned has executed this Amendment, effective as of the date first set forth above.

Sunoco LP By: Sunoco GP LLC, its general partner

By:	/s/ Mary E. Sullivan
	Name:	Mary E. Sullivan
	Title:	Executive Vice President and Chief Financial Officer

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